Exhibit 99.1

Investor Contact:

Kurt Abkemeier

Vice President, Finance & Treasurer

Cbeyond, Inc.

678-370-2887

kurt.abkemeier@cbeyond.net

CBEYOND ANNOUNCES CUSTOMER RESULTS

FOR THE FOURTH QUARTER OF 2008

ATLANTA (January 7, 2009) — In anticipation of its presentation at an investment conference on January 8, 2009, Cbeyond, Inc. (NASDAQ: CBEY), a leading IP-based managed services provider to small businesses, today announced that Cbeyond expects to report the following customer results for the quarter ended December 31, 2008.

•	Ending customers of 42,463 at December 31, 2008, and;
•	Monthly customer churn rate of 1.4% for the fourth quarter of 2008.

Cbeyond anticipates releasing its full operating and financial results for the fourth quarter of 2008, including final customer and churn data, on Thursday, February 26, 2009. Cbeyond will be presenting at the Citi Global Entertainment, Media & Telecommunications Conference at the Arizona Biltmore Resort & Spa in Phoenix, Arizona on January 8th. The presentation by Jim Geiger, chairman and chief executive officer of Cbeyond, will begin at 11:45 a.m. MST on Thursday, January 8, 2009. The presentation will be available at Cbeyond’s website at http://ir.cbeyond.net/events.cfm.

About Cbeyond

Cbeyond, Inc. (NASDAQ: CBEY) is a leading IP-based managed services provider that delivers integrated packages of communications and IT services to more than 42,000 small businesses throughout the United States. Cbeyond offers more than 30 productivity-enhancing applications including local and long-distance voice, broadband Internet, mobile, BlackBerry®, broadband laptop access, voicemail, email, web hosting, fax-to-email, data backup, file-sharing and virtual private networking. Cbeyond manages these services over a private, 100-percent Voice over Internet Protocol (VoIP) facilities-based network. For more information on Cbeyond, visit www.cbeyond.net.

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CBEY Announces Customer Results for the Fourth Quarter of 2008

January 7, 2009

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “expectations,” “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. Such statements are based upon the current beliefs and expectations of Cbeyond’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that might cause future results to differ include, but are not limited to, the following: finalization of operating data, the significant reduction in economic activity, which particularly affects our target market of small businesses; the effects on our Houston market arising from Hurricane Ike; the risk that we may be unable to continue to experience revenue growth at historical or anticipated levels; the risk of unexpected increases in customer churn levels; changes in federal or state regulation or decisions by regulatory bodies that affect the Company; periods of economic downturn or unusual volatility in the capital markets or other negative macroeconomic conditions that could harm our business, including the resulting inability of certain of our customers to meet their payment obligations; the timing of the initiation, progress or cancellation of significant contracts or arrangements; the mix and timing of services sold in a particular period; our ability to recruit and maintain experienced management and personnel; rapid technological change and the timing and amount of start-up costs incurred in connection with the introduction of new services or the entrance into new markets; our ability to maintain or attract sufficient customers in existing or new markets; our ability to respond to increasing competition; our ability to manage the growth of our operations; changes in estimates of taxable income or utilization of deferred tax assets which could significantly affect the Company’s effective tax rate; pending regulatory action relating to our compliance with customer proprietary network information; external events outside of our control, including extreme weather, natural disasters or terrorist attacks that could adversely affect our target markets; and general economic and business conditions. You are advised to consult any further disclosures we make on related subjects in the reports we file with the SEC, including the “Risk Factors” in our most recent annual report on Form 10-K, together with updates that may occur in our quarterly reports on Form 10-Q and Current Reports on Form 8-K. Such disclosure covers certain risks, uncertainties and possibly inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.